UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 12, 2012

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

45 Fitzwilliam Square, Dublin 2, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-4183

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 12, 2012, Jazz Pharmaceuticals Public Limited Company (the “Company” or “Jazz Pharmaceuticals plc”) filed a Current Report on Form 8-K reporting that on June 12, 2012, the Company completed the acquisition of EUSA Pharma Inc., now known as Jazz Pharmaceuticals (EUSA Pharma) Inc. (“EUSA”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 26, 2012, by and among the Company, EUSA, Jewel Merger Sub Inc., a wholly owned indirect subsidiary of the Company, and Essex Woodlands Health Ventures, Inc., a Delaware corporation, Mayflower L.P., a Jersey limited partnership, and Bryan Morton in their capacity as the representatives of the equity holders of EUSA (such acquisition, the “EUSA Acquisition”).

As previously reported, Azur Pharma Public Limited Company (“Azur Pharma”) and Jazz Pharmaceuticals, Inc. completed a merger transaction on January 18, 2012 (the “Azur Merger”). In connection with the Azur Merger, Azur Pharma was renamed Jazz Pharmaceuticals Public Limited Company and Jazz Pharmaceuticals, Inc. became the Company’s wholly-owned subsidiary. For accounting purposes, the Azur Merger was treated as a “reverse acquisition” of Azur Pharma by Jazz Pharmaceuticals, Inc., which is considered the accounting acquirer, and the financial statements of Jazz Pharmaceuticals, Inc. became the historical financial statements of the Company.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the consolidated financial statements of EUSA as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of EUSA as of December 31, 2011 and 2010 and for each of the three years ended December 31, 2011 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of the independent auditors of EUSA is attached hereto as Exhibit 23.1.

The unaudited condensed consolidated financial statements of EUSA as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and for the three months ended March 31, 2012, giving effect to the Azur Merger and the EUSA Acquisition, and the unaudited pro forma condensed combined balance sheet as of March 31, 2012, giving effect to the EUSA Acquisition, and the notes related thereto, are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

2.1A	Agreement and Plan of Merger, dated as of April 26, 2012, by and among Jazz Pharmaceuticals plc, Jewel Merger Sub Inc., EUSA Pharma Inc., and Essex Woodlands Health Ventures, Inc., Mayflower L.P., and Bryan Morton, in their capacity as the representatives of the equity holders of EUSA Pharma Inc. (incorporated herein by reference to Exhibit 2.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on April 27, 2012).*

2.1B	Assignment, dated as of June 11, 2012, by and among Jazz Pharmaceuticals plc and Jazz Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1B in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on June 12, 2012).

10.1	Credit Agreement, dated as of June 12, 2012, by and among Jazz Pharmaceuticals plc, Jazz Pharmaceuticals, Inc, the Lenders and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer (incorporated herein by reference to Exhibit 10.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on June 12, 2012).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of EUSA Pharma Inc.** as of December 31, 2011 and 2010 and for each of the three years ended December 31, 2011, and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of EUSA Pharma Inc.** as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012, and the notes related thereto.

99.4	Press release, dated June 12, 2012, titled “Jazz Pharmaceuticals Completes EUSA Pharma Acquisition” (incorporated herein by reference to Exhibit 99.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on June 12, 2012).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals plc undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.
**	EUSA Pharma Inc. is now known as Jazz Pharmaceuticals (EUSA Pharma) Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Karen J. Wilson
Karen J. Wilson
Vice President, Finance
(Principal Accounting Officer)

Date: August 10, 2012

EXHIBIT INDEX

Exhibit Number	Description

2.1A	Agreement and Plan of Merger, dated as of April 26, 2012, by and among Jazz Pharmaceuticals plc, Jewel Merger Sub Inc., EUSA Pharma Inc., and Essex Woodlands Health Ventures, Inc., Mayflower L.P., and Bryan Morton, in their capacity as the representatives of the equity holders of EUSA Pharma Inc. (incorporated herein by reference to Exhibit 2.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on April 27, 2012).*

2.1B	Assignment, dated as of June 11, 2012, by and among Jazz Pharmaceuticals plc and Jazz Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1B in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on June 12, 2012).

10.1	Credit Agreement, dated as of June 12, 2012, by and among Jazz Pharmaceuticals plc, Jazz Pharmaceuticals, Inc, the Lenders and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer (incorporated herein by reference to Exhibit 10.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on June 12, 2012).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of EUSA Pharma Inc.** as of December 31, 2011 and 2010 and for each of the three years ended December 31, 2011, and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of EUSA Pharma Inc.** as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012, and the notes related thereto.

99.4	Press release, dated June 12, 2012, titled “Jazz Pharmaceuticals Completes EUSA Pharma Acquisition” (incorporated herein by reference to Exhibit 99.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K (File No. 001-33500), as filed with the SEC on June 12, 2012).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jazz Pharmaceuticals plc undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.
**	EUSA Pharma Inc. is now known as Jazz Pharmaceuticals (EUSA Pharma) Inc.